UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2009

Pizza Inn, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	47-0654575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas		75056
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On November 5, 2009, Pizza Inn, Inc. issued a press release discussing financial results of its first quarter of fiscal 2010, ending September 27, 2009.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit	Description
Number
99.1	Pizza Inn, Inc. press release dated November 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Inn, Inc.

Date: November 6, 2009	By:	/s/ Charles R. Morrison
Charles R. Morrison, President
and Chief Executive Officer